UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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☐	Definitive proxy statement

☑	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-12

SAGA COMMUNICATIONS, INC.

 (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Saga Communications, Inc. Announces Virtual Format
For Its Annual Meeting Of Stockholders

Contact:
Samuel D. Bush
313/886-7070

GROSSE POINTE FARMS, Mich., April 28, 2020 /PRNewswire/ -- Saga Communications, Inc. (Nasdaq: SGA) (the “Company”) today announced that, due to the public health impact of the coronavirus (COVID-19) pandemic, the Company has changed the location and format of its Annual Meeting of Stockholders (the “Annual Meeting”) to a virtual-only format. Stockholders will not be able to attend the Annual Meeting in person.

The Annual Meeting will be held on Monday, May 11, 2020, at 10:00 a.m., Eastern Daylight Time, in a virtual meeting format only at http://www.meetingcenter.io/200986058. As described in the proxy materials for the Annual Meeting previously distributed, stockholders of record of our Class A Common Stock and Class B Common Stock at the close of business on March 16, 2020, the record date, are entitled to participate in the Annual Meeting. To participate, stockholders will need the control number included in the proxy materials previously delivered to stockholders and a password. The password for the meeting is “SGA2020.” Stockholders will be able to vote their shares electronically during the Annual Meeting by following the instructions available on the meeting website. The proxy card included with the proxy materials previously distributed to stockholders will not be updated to reflect the change in location and format and may continue to be used to vote shares in connection with the Annual Meeting. If stockholders have already voted, no additional action is required.

Stockholders who have questions they would like addressed at the Annual Meeting should submit those questions to the Company by email by 5:00 p.m., Eastern Daylight Time, on May 8, 2020, to SagaIR@sagacom.com. The Company will discuss, during the limited time available during the Annual Meeting, those questions pertinent to Annual Meeting matters. Only inquiries made in compliance with the foregoing will be discussed during the Annual Meeting. Questions that are substantially similar may be grouped and answered once to avoid repetition.

A notice regarding the change to a virtual meeting (the “Notice”) is being filed with the Securities and Exchange Commission together with this press release. Additional information regarding stockholder participation at the Annual Meeting is provided in the Notice.

Saga is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. Saga owns or operates broadcast properties in 27 markets, including 79 FM radio stations, 34 AM radio stations and 78 metro signals. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacom.com.

ADDITIONAL INFORMATION REGARDING
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON May 11, 2020

The following Notice of Change of Location relates to the Saga Communications, Inc. (the “Company”) Proxy Statement first mailed to stockholders on or about April 16, 2020 (the “Proxy Statement”), furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Stockholders to be held May 11, 2020. This supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about April 28, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

SAGA COMMUNICATIONS, INC.

73 Kercheval Avenue

Grosse Pointe Farms, Michigan 48236

NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING

Monday, May 11, 2020, at 10:00 a.m., Eastern Daylight Time

To the Stockholders of

Saga Communications, Inc.

Due to the public health impact of the coronavirus (COVID-19) pandemic, related governmental actions and the importance of safeguarding the health of all Saga Communications’ stockholders, employees and representatives, the location and format of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) has been changed and will be conducted exclusively online by remote communication.

The Annual Meeting will still be held on Monday, May 11, 2020, at 10:00 a.m., Eastern Daylight Time. As described in the proxy materials previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder of record of our Class A Common Stock and Class B Common Stock at the close of business on the record date, March 16, 2020.

You can participate in the Annual Meeting online at http://www.meetingcenter.io/200986058. In order to participate in the meeting, you will need the control number included on your proxy card or on the instructions that accompanied your proxy materials and a password. The password for the meeting is “SGA2020.” You will be able to vote your shares electronically during the Annual Meeting by following the instructions available on the meeting website.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your Saga Communications holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Daylight Time, on May 5, 2020. You will receive a confirmation email from Computershare of your registration.

Requests for registration, including the email from your broker or an image of your legal proxy, should be directed to Computershare, via email, to legalproxy@computershare.com.

The meeting will begin promptly at 10:00 a.m., Eastern Daylight Time. We encourage you to access the meeting prior to the start time. Online access will open at 9:45 a.m., Eastern Daylight Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system.

Whether or not you plan to participate in the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials previously distributed to you in connection with the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and format and may continue to be used to vote your shares in connection with the Annual Meeting. If you have already voted, no additional action is required.

By Order of the Board of Directors,

MARCIA LOBAITO

Secretary

April 28, 2020